                               AMENDMENT NO. 1 TO
                               ------------------

                              THE CHARTER ONE BANK
                              --------------------

                               PROFIT SHARING PLAN
                               -------------------

                  This AMENDMENT NO. 1 is executed as of the date set forth below by Charter One Bank, F.S.B. (the "Employer");

                                   WITNESSETH:
                                   -----------

                  WHEREAS, the Employer adopted the Charter One Bank Profit Sharing Plan (the "Plan"), effective as of June l, l986; and

                  WHEREAS, the Plan was amended and restated in its entirety, effective as of June l, l987 and January 1, 1990; and

                  WHEREAS, the Employer reserved the right, pursuant to Section l7.1 of the Plan, to make amendments thereto; and

                  WHEREAS, the Employer desires to amend the Plan in order to permit certain employees who are paid on a commission only basis to participate in the Plan, to permit employees of ICX Corporation and GCCC, Inc. who satisfy the age and service requirements of the Plan on February 1, 1995 to begin participating in the Plan on such date, to give such employees credit for their service with ICX Corporation or GCCC, Inc. for purposes of both eligibility and vesting under the Plan, and to make certain other necessary or desirable changes thereto;

                  NOW, THEREFORE, the Plan is hereby amended, effective as of the dates hereinafter set forth, as follows:

                  l. Effective July 1, 1995, Section 2.18 of Article II of the Plan is hereby amended by the deletion of said Section 2.18 in its entirety and the substitution in lieu thereof of a new Section 2.18 to read as follows:

                           "2.18 COVERED EMPLOYEE. The words "Covered Employee"
                  shall mean any Employee of a Participating Employer who is compensated on either a salaried basis or a commission basis, excluding an Employee who is neither a resident nor a citizen of the United States of America and who receives no earned income, within the meaning of Section 911(b) of the Code, from the Participating Employers or their Affiliates which constitutes income from sources within the United States, within the meaning of Section 861(a)(3) of the Code. An Employee shall cease to be a "Covered Employee" upon the earliest to occur of:

                           (a)      his Termination of Employment; or

                           (b) his becoming an Employee of a Participating Employer who is compensated on an hourly wage rate basis."

                  2. Effective February 1, 1995, Section 2.26 of Article II of the Plan is hereby amended by the addition at the end of said Section 2.26 of a new sentence to read as follows:

                  "Notwithstanding the foregoing, the words "Enrollment Date" shall mean February 1, 1995 for any Employee of ICX Corporation or GCCC, Inc. who satisfies the eligibility requirements of Section 4.2 (a) and (b) hereof as of such date."

                  3. Effective February 1, 1995, Section 2.54 of Article II of the Plan is hereby amended by the deletion of the second paragraph of said Section 2.54 in its entirety and the substitution in lieu thereof of a new paragraph to read as follows:

                           " Solely for the purposes of this Section 2.54, the
                  Date of Hire of an Employee who was employed by Girard Federal Savings and Loan Association, Thrift Federal Savings and Loan Association of Cleveland, First Federal Savings and Loan Association of Akron, Western Reserve Savings Bank of Cleveland, Ohio, People's Savings Association, First Federal Savings and Loan Association of Willoughby, First Federal Savings and Loan of Portsmouth, First American Savings Bank, FSB, Women's Federal Savings Bank, Equitable Savings (a division of Citizens Federal Bank, F.S.B.), ICX Corporation or GCCC, Inc. ("Acquired Employers") prior to the date on which such Acquired Employers were acquired by the Employer and who became Employees on the dates on which such Acquired Employers were acquired by the Employer shall be the date on which he first commenced employment and worked at least one Hour for such Acquired Employer."

                  4. Effective February 1, 1995, Section 3.4 of Article III of the Plan is hereby amended by the deletion of said Section 3.4 in its entirety and the substitution in lieu thereof of a new Section 3.4 to read as follows:

                           "3.4     LIST OF PARTICIPATING EMPLOYERS.  The
                  Participating Employers and their respective Adoption Dates are as follows:

                  Participating Employer                       Adoption Date
                  ----------------------                       -------------

                  Charter One Bank, F.S.B.
                  (formerly known as The First
                  Federal Savings Bank)                        June 1, 1986

                  First Northern Insurance                     June 1, 1986
                  Agency, Inc.

                  Real Estate Appraisal Services,              June 1, 1986
                  Inc.

                  ICX Corporation                              February 1, 1995

                  GCCC, Inc.                                   February 1, 1995"

                  5. Effective August 5, 1993, Section 6.2 of Article VI of the Plan is hereby amended by the deletion of said Section 6.2 in its entirety and the substitution in lieu thereof of a new Section 6.2 to read as follows:

                           "6.2 PARTICIPANTS ELIGIBLE TO RECEIVE AN ALLOCATION.
                  The Participating Employers' contributions for any Plan Year ending after the Restatement Date shall be allocated among the Accounts of Active Participants who have completed twelve (12) months of Service during such Plan Year, Participants who are on Leaves of Absence under the Family and Medical Leave Act of 1993 as of the Allocation Date, and Participants who are receiving benefits under a long-term disability program of a Participating Employer as of the Allocation Date."

                  IN WITNESS WHEREOF, the Employer has caused its duly authorized officer to execute this Amendment No. 1 this 28th day of June, l995.

                                            CHARTER ONE BANK, F.S.B.
                                            ("Employer")

                                            By: /s/ Judith E. Peterson
                                               ---------------------------------

                               AMENDMENT NO. 2 TO
                               ------------------

                              THE CHARTER ONE BANK
                              --------------------

                               PROFIT SHARING PLAN
                               -------------------

                  This AMENDMENT NO. 2 is executed as of the date set forth below by Charter One Bank, F.S.B. (the "Employer");

                                   WITNESSETH:
                                   -----------

                  WHEREAS, the Employer adopted the Charter One Bank Profit Sharing Plan (the "Plan"), effective as of June l, l986; and

                  WHEREAS, the Plan was amended and restated in its entirety, effective as of June l, l987 and January 1, 1990; and

                  WHEREAS, the Employer reserved the right, pursuant to Section l7.1 of the Plan, to make amendments thereto; and

                  WHEREAS, the Employer desires to amend the Plan in order to obtain a favorable determination letter from the Internal Revenue Service;

                  NOW, THEREFORE, Section 11.2 of Article XI of the Plan is hereby amended, effective as of October 1, 1995, by the deletion of said Section
11.2 in its entirety and the substitution in lieu thereof of a new Section 11.2 to read as follows:

                  "11.2 NORMAL FORM OF DISTRIBUTION. Unless a Participant or Beneficiary shall elect to receive amounts distributable to him pursuant to this Section 11.2 in the form of a single lump sum payment, Life Annuity, Qualified Joint and Survivor Annuity, or an optional form described in Section 11.4 hereof, any such distribution shall be made in nearly equal annual installment payments over a period of years specified by such Participant or Beneficiary (or, if he shall die prior to the completion of said installment payments, to his designated beneficiary). Any such installment payments shall be made to such Participant or Beneficiary over a period not longer than the greater of:

                  (a)      five (5) years; or

                  (b) in the case of a Participant whose Shares shall have a fair market value in excess of $500,000 on the date distribution commences, five (5) years plus one (1) additional year (but not in excess of five (5) additional years) for each $100,000 or fraction thereof by which the fair market value of such Shares shall exceed $500,000.

                  Such distribution shall be in the form of Shares, unless the Participant shall elect to receive cash in lieu of Shares. The value of any fractional Shares shall be distributed in the form of cash. Notwithstanding the foregoing, this Section 11.2 shall not apply to any Shares which are also Unpaid Shares.

                  In the event a Participant shall elect to receive his distribution pursuant to an annuity form of distribution which is described in Section 11.4 hereof, distribution shall be made to such Participant in the form of a Qualified Joint and Survivor Annuity, if such Participant is married on his date of distribution, or in the form of a Life Annuity, if such Participant is unmarried on his date of distribution, unless such Participant waives such form of distribution and the Participant's spouse, if any, consents to such waiver pursuant to Section 11.5 hereof."

                  IN WITNESS WHEREOF, the Employer has caused its duly authorized officer to execute this Amendment No. 2 this 22nd day of January, l996.

                                              CHARTER ONE BANK, F.S.B.
                                              ("Employer")

                                              By: /s/ Charles John Koch, Pres.
                                                 -------------------------------

                               AMENDMENT NO. 3 TO
                               ------------------

                              THE CHARTER ONE BANK
                              --------------------

                               PROFIT SHARING PLAN
                               -------------------

                  This AMENDMENT NO. 3 is executed as of the date set forth below by Charter One Bank, F.S.B. (the "Employer");

                                   WITNESSETH:
                                   -----------

                  WHEREAS, the Employer adopted the Charter One Bank Profit Sharing Plan (the "Plan"), effective as of June 1, 1986; and

                  WHEREAS, the Plan was amended and restated in its entirety, effective as of June 1, 1987 and January 1, 1990; and

                  WHEREAS, the Employer reserved the right, pursuant to Section
17.1 of the Plan, to make amendments thereto; and

                  WHEREAS, the Employer desires to amend the Plan in order to provide for a special allocation for the plan year commencing January 1, 1995 and ending December 31, 1995 for those participants who were not eligible for an allocation of excess assets under the Charter One Bank Pension Plan, as the result of the termination of said Pension Plan;

                  NOW, THEREFORE, pursuant to Section 17.1 of the Plan, Section
6.2 of Article VI of the Plan is hereby amended, effective as of October 24, 1995, by the deletion of said Section 6.2 in its entirety and the substitution in lieu thereof of a new Section 6.2 to read as follows:

                  "6.2 PARTICIPANTS ELIGIBLE TO RECEIVE AN ALLOCATION. The Participating Employers' contributions for any Plan Year ending after the Restatement Date shall be allocated among the Accounts of Active Participants as of the Allocation Date,

         Active Participants who are on Leaves of Absence under the Family and Medical Leave Act of 1993 as of the Allocation Date, and Active Participants who are receiving benefits under a long-term disability program of a Participating Employer as of the Allocation Date. Notwithstanding the foregoing, the Participating Companies' contributions for the Plan Year which commenced on January 1, 1995 and ended on December 31, 1995 shall be allocated among the Accounts of Special Participants. For this purpose, the term "Special Participants" shall mean those Participants who are:

                  (a)      Active Participants as of December 31, 1995; or

                  (b) Active Participants on Leaves of Absence under the Family and Medical Leave Act of 1993 as of December 31, 1995; or

                  (c) Active Participants receiving benefits under a long-term disability program of a Participating Employer as of December 31, 1995;

         provided that any such Participant did not receive an allocation of excess assets under the Charter One Bank Pension Plan in connection with the termination of said Plan."

                  IN WITNESS WHEREOF, the Employer has caused its duly authorized officer to execute this Amendment No. 3 this 16th day of October, l995.

                                          CHARTER ONE BANK, F.S.B.
                                          -------------------------------------
                                          ("Employer")

                                          By: /s/ Charles John Koch
                                             ----------------------------------

                               AMENDMENT NO. 4 TO
                               ------------------

                              THE CHARTER ONE BANK
                              --------------------

                               PROFIT SHARING PLAN
                               -------------------

                  This AMENDMENT NO. 4 is executed as of the date set forth below by Charter One Bank, F.S.B. (the "Employer");

                                   WITNESSETH:
                                   -----------

                  WHEREAS, the Employer adopted the Charter One Bank Profit Sharing Plan (the "Plan"), effective as of June l, l986; and

                  WHEREAS, the Plan was amended and restated in its entirety, effective as of June l, l987 and January 1, 1990; and

                  WHEREAS, the Employer reserved the right, pursuant to Section l7.1 of the Plan, to make amendments thereto; and

                  WHEREAS, the Employer desires to amend the Plan in order to obtain a favorable determination letter from the Internal Revenue Service;

                  NOW, THEREFORE, the Plan is hereby amended, effective as of the dates hereinafter set forth, as follows:

                  l. Effective September 1, 1995, Article II of the Plan is hereby amended by the deletion of Sections 2.36, 2.49 and 2.50 in their entireties and by the renumbering of the remaining Sections of Article II as appropriate.

                  2. Effective September 1, 1995, Section 8.2 of Article VIII of the Plan is hereby amended by the deletion of said Section 8.2 in its entirety and the substitution in lieu thereof of a new Section 8.2 to read as follows:

                  "8.2 COMMENCEMENT OF DISTRIBUTION. The Vested Interest of a terminated Participant shall be distributed to him in accordance with the rules and procedures set forth in
                  Article XI hereof. Unless a Participant elects to defer receipt of his distribution pursuant to Article XI hereof, such distribution shall be made or commence to be made:

                           (a) as soon as practicable following his Termination of Employment, if the amount to be distributed does not exceed $3,500;

                           (b) on such administratively practicable date following the date of his Termination of Employment and prior to the April 1 following his attainment of age 70-1/2 as the Participant shall select, in the form of annual installments or in the form of a lump sum payment."

                  3. Effective September 1, 1995, Article X of the Plan is hereby amended by the deletion of said Article X in its entirety and the substitution in lieu thereof of a new Article X to read as follows:

                                   "ARTICLE X

                                 DEATH BENEFITS
                                 --------------

                  10.1 PRERETIREMENT DEATH BENEFIT. In the event of the Termination of Employment of a Participant by reason of his death or the death of a retired or terminated Participant prior to the date distribution has been made or has commenced to be made to him, his Beneficiary shall be entitled to receive a distribution of the Participant's Account balance. Such amounts shall be distributed or shall commence to be distributed in accordance with Article XI as soon as practicable following such Participant's death but in any event not later than sixty (60) days after the close of the Plan Year in which his death occurs.

                  10.2 AUTOMATIC BENEFICIARY. Unless a Participant or former Participant has designated a Beneficiary in accordance with the provisions of Section 10.3 hereof, his Beneficiary shall be deemed to be the person or persons in the first of the following classes in which there are any survivors of such Participant:

                  (a)      his spouse at the time of his death;

                  (b)      his issue per stirpes;

                  (c)      his parents; and

                  (d)      the executor or administrator of his estate.

                  10.3 DESIGNATION OF BENEFICIARY. In lieu of having the benefits payable pursuant to this Article X payable to a Beneficiary determined in accordance with the provisions of Section 10.2 hereof, a Participant or former Participant may sign a document designating a Beneficiary or Beneficiaries to receive such benefits. Notwithstanding the foregoing, no designation of a Beneficiary or Beneficiaries by a married Participant under this Section 10.3 shall be valid unless:

                  (a) the Participant's surviving spouse has signed a document, witnessed by a notary public, consenting to such designation and acknowledging the effect of any such designation; or

                  (b) it is established to the satisfaction of the Administrator that the signature of such spouse cannot be obtained because such spouse cannot be located or because of such other circumstances as the Secretary of the Treasury may prescribe by lawful regulations; or

                  (c) it is established to the satisfaction of the Administrator that the Participant has no surviving spouse.

                  Any consent given by a surviving spouse pursuant to subparagraph (a) above shall be effective only with respect to such spouse and shall not be effective with respect to any other spouse of such Participant. In addition, any designations under this Section 10.3 shall be deemed to be automatically revoked in the event a Participant remarries.

                  10.4 INSTRUCTIONS TO TRUSTEE. Upon the death of a Participant or a former Participant, the Administrator shall immediately advise the Trustee of the identity of such Participant's Beneficiary or Beneficiaries. The Trustee shall be completely protected in making payments to any person or persons in any sums in accordance with the instructions it receives from the Administrator.

                  10.5 INCOMPLETE DISPOSITION. In the event that a Participant or former Participant, dies at a time when he has a designation on file with the Administrator which does not dispose of all of the amounts distributable under this Plan upon his death, then the amounts distributable on behalf of said Participant or former Participant, the disposition of which was not determined by the deceased Participant's or former Participant's designation, shall be distributed to a

         Beneficiary determined under the provisions of Section 10.2 hereof.

                  10.6 RESOLUTION OF AMBIGUITY. Any ambiguity in a Participant's Beneficiary designation shall be resolved by the Administrator. Subject to Section 10.2 hereof, the Administrator may direct a Participant to clarify his designation and if necessary execute a new designation containing such clarification."

                  4. Effective December 1, 1995, Article XI of the Plan is hereby amended by the deletion of said Article XI in its entirety and the substitution in lieu thereof of a new Article XI to read as follows:

                                   "ARTICLE XI

                                  DISTRIBUTIONS
                                  -------------

                  11.1 DEFERRAL OF DISTRIBUTIONS. Distributions will normally commence as of the dates specified in Articles VIII, IX and X hereof. However, subject to Sections 11.3 and 11.5 hereof, a Participant, former Participant or Beneficiary may elect in writing to defer any distributions until a later date.

                  11.2 NORMAL FORM OF DISTRIBUTION. Unless a Participant or Beneficiary shall elect to receive amounts distributable to him pursuant to this Section 11.2 in a single lump sum payment, any such distribution shall be made in nearly equal annual installment payments over a period of years specified by such Participant or Beneficiary (or, if he shall die prior to the completion of said installment payments, to his designated beneficiary). Any such installment payments shall be made to such Participant or Beneficiary over a period not longer than the greater of:

                  (a)      five (5) years; or

                  (b) in the case of a Participant whose Shares shall have a fair market value in excess of $500,000 on the date distribution commences, five (5) years plus one (1) additional year (but not in excess of five (5) additional years) for each $100,000 or fraction thereof by which the fair market value of such Shares shall exceed $500,000.

                  Such distribution shall be in the form of Shares, unless the Participant shall elect to receive cash in lieu of Shares. The value of any fractional Shares shall be distributed in the form of cash. Notwithstanding the foregoing, this Section 11.2 shall not apply to any Shares which are also Unpaid Shares.

                  11.3 CASH-OUT OF SMALL BENEFITS. Notwithstanding any contrary provision of this Plan, in the event that the Vested Interest of a retired or terminated Participant has a value of Three Thousand Five Hundred Dollars ($3,500) or less, the Administrator shall direct the Trustee to make an immediate lump sum distribution of such Participant's Vested Interest without the consent of the Participant or his Beneficiary. Such distribution shall be in the form of Shares, unless the

         Participant shall elect to receive cash in lieu of Shares. The value of any fractional Shares shall be distributed in the form of cash. Any such immediate lump sum payment shall be in full settlement of such Participant's or Beneficiary's rights under the Plan.

                  11.4 DIRECT ROLLOVER. Any distribution made hereunder to a Distributee shall be made directly to such Distributee unless he elects a direct rollover pursuant to the second paragraph of this Section 11.4; provided, however, that the Distributee must acknowledge in writing that he understands that any payment which includes more than Two Hundred Dollars ($200.00) in cash and which, under Code Section 402(c), is eligible to be rolled over to an Eligible Retirement Plan will be subject to withholding taxes.

                  Each Distributee shall have the right to direct that any distribution which, under Code Section 402(c), qualifies as an Eligible Rollover Distribution be transferred directly to an Eligible Retirement Plan. A Distributee may direct that part of the distribution be transferred directly to an Eligible Retirement Plan and the balance be paid to him, provided that the amount directly transferred to the Eligible Retirement Plan shall be at least Five Hundred Dollars ($500.00). A Distributee is not permitted to direct that his distribution be transferred directly to more than one Eligible Retirement Plan. In the event that a Distributee fails to make any direction, the distribution shall be paid directly to him after deduction of appropriate withholding taxes.

                  Unless the context otherwise indicates, the following terms shall have the following meanings whenever used in this Section 11.4:

                  (a) "Eligible Rollover Distribution" shall mean any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include:

                             (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten (10) years or more;

                            (ii)    any distribution to the extent such
                                    distribution is required under Section 11.5 hereof which reflect the requirements under
                                    Section 401(a)(9) of the Code; and

                           (iii) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                  (b)      "Eligible Retirement Plan" shall mean:

                             (i) an individual retirement account described in Section 408(a) of the Code;

                            (ii) an individual retirement annuity described in Section 408(b) of the Code;

                           (iii) an annuity plan described in Section 403(a) of the Code; or

                            (iv) a qualified trust described in Section 401(a) of the Code;

                           that accepts the Distributee's Eligible Rollover Distribution.

                           Notwithstanding the foregoing, in the case of an Eligible Rollover Distribution to the surviving spouse of a deceased Employee, an "Eligible Retirement Plan" only means an individual retirement account or individual retirement annuity.

                (c)        "Distributee" shall mean:

                             (i)    an Employee or former Employee; and

                            (ii)    an Employee's or a former Employee's
                                    surviving spouse and an Employee's or former
                                    Employee's spouse or former spouse who is the Alternate Payee under a Qualified Domestic Relations Order, as defined in
                                    Section 2.48 hereof, without regard to the interest of the spouse or former spouse.

                (d) "Direct Rollover" shall mean a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

                11.5 MANDATORY DISTRIBUTION RULES. Notwithstanding any other provisions of this Plan to the contrary, distributions made to a Participant, former Participant or Beneficiary pursuant to this Article XI shall be subject to the following limitations:

                (a)        in the case of a living Employee or former
                           Employee:

                             (i) distribution must commence on or before the April 1 following the end of the calendar year in which:

                                    (A)     he attains Age seventy and one-half
                                            (70-1/2) or retires whichever is
                                            later, if the Employee shall have
                                            attained Age seventy and one-half
                                            (70-1/2) prior to January 1, 1988
                                            and was not a five percent (5%)
                                            owner at any time after the
                                            beginning of the Plan Year that ends
                                            in
                                            the calendar year during which he
                                            attained Age sixty-six and one-half
                                            (66-1/2); or

                                    (B)     he attains Age seventy and one-half
                                            (70-1/2) in all other cases; and

                            (ii) installment distributions shall not be payable over a period of years in excess of his life expectancy or the joint life expectancies of himself and his spouse or Beneficiary; and

                (b) in the case of a deceased Participant, any distribution commencing after his death shall be payable either:

                             (i) within five (5) years of the date of his death; or

                            (ii) if distribution commences to his Beneficiary either:

                                    (A)     within one (1) year following the
                                            date of his death or on a later date
                                            permitted under any lawful
                                            regulations issued by the Secretary
                                            of the Treasury; or

                                    (B)     if his spouse is his beneficiary, by
                                            the date such Participant would have
                                            attained Age seventy and one-half
                                            (70-1/2);

                                    over a period not extending beyond the life expectancy of such Beneficiary; or

                           (iii) if the Participant's distribution had commenced prior to his death under a form of payment meeting the requirements of subparagraph (a)(ii) above, such distribution must be completed by the remainder of the period specified in said subparagraph (a)(ii); and

                            (iv) if the Participant's spouse is entitled to a distribution hereunder, but dies prior to the commencement of such distribution, then the limitations of this Section 11.5 shall be applied as if the spouse were the Participant.

         If distributions are made to a Participant's child, such distributions shall be deemed to be made to the Participant's spouse if such distributions will become distributable to such spouse upon such child's reaching majority or any other event permitted under any lawful regulations issued by the Secretary of the Treasury. The life expectancy of a Participant and his spouse may be redetermined from time to time but not more frequently than annually.

                All distributions required under this Article XI shall be determined and made in accordance with the regulations under Section 401(a)(9) of the Code, including the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the regulations.

                11.6 PAYMENT OF DIVIDENDS. For purposes of this Article XI, the number of Shares or fractional Shares to be distributed from a Participant's Non Leveraged Stock Account, Debt Financed Share Account or Transferred Stock Account and/or the value of the Participant's interest in his Investment Account shall generally be determined as of the date benefit payments commence. Notwithstanding the foregoing, a Participant who is to receive a distribution of his Non Leveraged Stock Account, his Debt Financed Share Account or his Transferred Stock Account since the last Valuation Date as a result of his Termination of Employment shall receive distribution of a certain number of Shares and an amount of cash which shall be attributable to dividends paid with respect to Shares allocated to the Participant's Accounts after the last Valuation Date and prior to the date of distribution to said Participant from the Plan. The number of Shares purchased with dividends that shall be distributable to such Participant shall be equal to the number of Shares obtained by dividing (a) by (b) below where:

                (a) equals that portion of the dividends which is attributable to Shares allocated to said Participant's Accounts; and

                (b) equals the average price per Share of Shares purchased since the last Valuation Date with dividends received on the Shares allocated to all Participants' Accounts.

         Such Shares and fractional Shares so distributable shall be added to the Shares and fractional Shares which are credited to the Participant's Non Leveraged Stock Account, Debt Financed Share Account and Transferred Stock Account immediately prior to his date of distribution.

                Any such Participant shall also receive a distribution of an amount of cash which shall be attributable to cash dividends paid on Shares allocated to said Participant's Accounts, which dividends shall not have been reinvested in Shares prior to his date of distribution.

               11.7 PUT OPTION RIGHTS. In the event that Shares are distributed to a Participant or a Beneficiary pursuant to this Article XI and such Shares are not Publicly Traded or are subject to a trading limitation, the Employer shall grant to certain holders of such Shares an option to require Charter to purchase and redeem such Shares. Such option shall be granted to such Participant or Beneficiary or to any donee of such Participant or Beneficiary or to any person (including an estate or its distributee) to whom the Shares pass by reason of such Participant's or Beneficiary's death. Such option shall be exercisable by notice in writing given to the Employer prior to the later of:

                             (i) fifteen (15) months after the date on which the distribution of such Shares is made by the Plan; and

                            (ii) sixty (60) days after the holder of such Shares is notified of the Fair Market Value of such Shares computed as of the first day of the first Plan Year commencing more than sixty (60) days after the date of distribution of such Shares.

         Such period of exercise shall be extended by a period of time equal to the amount of time during which any distributee of this Plan is unable to exercise the put option provided for herein due to the fact that Charter is prohibited from honoring such put option obligation by applicable law. If necessary, Charter shall be required to amend its Certificate of Incorporation to reduce its stated capital or to make any other changes necessary to enable distributees to exercise the put option provided for under this Section 11.7. In the event Shares are Publicly Traded without restriction when distributed but ceased to be so traded within the period of exercise described above, the Employer shall notify in writing, on or before the tenth (10th) day after the date the Shares cease to be publicly traded, any stockholder or stockholders who would have been entitled to exercise the foregoing put option had the Shares not been publicly traded when distributed and shall grant to such stockholder or stockholders a put option in accordance with this
         Section 11.7 for the remainder of the period of exercise described above. Such notice shall inform such stockholder or stockholders of the terms of the put option extended to them and, if actually given later than the tenth (10th) day after the date on which the Shares ceased to be publicly traded, such notice shall provide that the put option shall be extended beyond the period of exercise by the number of days between such tenth (10th) day and the date on which notice is actually given. If the foregoing option is not exercised within the exercise period and any extensions thereof, it shall lapse.

               11.8 PRICE TO BE PAID FOR SHARES. The price at which Shares shall be purchased by Charter pursuant to Section 11.7 hereof shall be equal to their Fair Market Value determined in good faith based upon all relevant factors for determining the Fair Market Value of securities. In the case of a transaction between the Plan and a disqualified person (as defined in Section 4975 of the Code), such price must be determined as of the date of the transaction. For all purposes under this Plan, unless expressly stated otherwise, the Fair Market Value of Shares may be determined as of the immediately preceding Allocation Date hereunder.

               11.9 PAYMENT TERMS. In the event any put option provided for pursuant to Section 11.7 hereof is exercised, payment by Charter pursuant to the exercise of such option shall be made in substantially equal annual installments over a period of time beginning not later than thirty (30) days after the date the put option is exercised and ending no later than five (5) years thereafter. The balance outstanding at any time with respect to payment by Charter pursuant to the exercise of such option shall bear interest at the prime rate determined as of the first day of each quarter of the Plan Year but, in any event, not in excess of the maximum rate permitted by law. Notwithstanding the foregoing, Charter, in its discretion, may elect to make such payment in a single lump sum payment within thirty (30) days after the date on which the option is exercised.

               11.10 CONDITIONS UPON PUT OPTION. Charter's obligation to pay, in all or in part, the price for any Shares as to which a put option is exercised pursuant to this Article XI shall be conditioned upon:

               (a) receipt by Charter of appropriate share certificates duly endorsed by the person exercising the put option; and

               (b) receipt of appropriate assurances that the Shares tendered for purchase pursuant to the put option are free and clear of any liens, encumbrances or adverse claims or that such liens, encumbrances or adverse claims will be paid and satisfied forthwith as a part of such purchase transaction.

               11.11 RESTRICTION ON AMENDMENT OF PUT OPTION. Notwithstanding the provisions of Section 17.1 hereof to the contrary, the provisions of this Article XI with respect to the granting and exercise of put options shall not be amended or terminated in any way which would lessen the rights of a stockholder holding Shares to which the put option relates or would relate. In addition, until distributed from the Plan, Shares subject to a put pursuant to this Article XI shall not be subject to a put, call or other option or buy-sell or similar arrangement, other than the put option described in Section 11.7 hereof."

               5. Effective January 1, 1996, Section 14.3 of Article XIV of the Plan is hereby amended by the deletion of said Section 14.3 in its entirety and the substitution in lieu thereof of a new Section 14.3 to read as follows:

                           "14.3 As used in this Article XIV --

                           (a) "Qualified Participant" shall mean a Participant who has attained the Age of fifty- five (55) and who has completed at least ten (10) years of Service.

                           (b) "Qualified Election Period" shall mean the six (6) Plan Year period beginning with the later of (i) the Plan Year after the Plan Year in which the Participant attains Age fifty-five (55) or (ii) the Plan Year after the Plan Year in which the Participant first becomes a Qualified Participant."

                  IN WITNESS WHEREOF, the Employer has caused its duly authorized officer to execute this Amendment No. 4 this 22nd day of January, l996.

                                            CHARTER ONE BANK, F.S.B.
                                            ("Employer")

                                            By: /s/
                                               ---------------------------------

                               AMENDMENT NO. 5 TO
                               ------------------

                              THE CHARTER ONE BANK
                              --------------------

                               PROFIT SHARING PLAN
                               -------------------

                  This AMENDMENT NO. 5 is executed as of the date set forth below by Charter One Bank, F.S.B. (the "Employer");

                                   WITNESSETH:
                                   -----------

                  WHEREAS, the Employer adopted the Charter One Bank Profit Sharing Plan (the "Plan"), effective as of June l, 1986; and

                  WHEREAS, the Plan was amended and restated in its entirety, effective as of June 1, 1987 and January 1, 1990; and

                  WHEREAS, the Employer reserved the right, pursuant to
Section 17.1 of the Plan, to make amendments thereto; and

                  WHEREAS, the Employer desires to amend the Plan in order to give certain employees credit for their service with First Fed Michigan Corporation and First Nationwide Bank for purposes of both eligibility and vesting under the Plan; and

                  WHEREAS, the Employer also desires to amend the Plan in order to permit certain former employees of First Nationwide Bank who satisfy the age and service requirements of the Plan on July 1, 1996 to begin participating in the Plan on such date and to add Charter One Investments, Inc. and Renaissance Insurance Agency, Inc. as Participating Employers under the Plan; and

                  WHEREAS, the Employer also desires to amend the Plan to make certain other necessary or desirable changes thereto;

                  NOW, THEREFORE, the Plan is hereby amended, effective as of the dates hereinafter set forth, as follows:

                  1. Effective June 30, 1996, Section 2.26 of Article II of the Plan is hereby amended by the addition at the end of said Section 2.26 of a new sentence to read as follows:

                  "Notwithstanding the foregoing, the words "Enrollment Date" shall mean July 1, 1996 for any Employee who was formerly employed by First Nationwide Bank, who became an Employee as of the date on which the Michigan division of First Nationwide Bank was acquired by the Employer, and who satisfies the eligibility requirements of Section 4.2 (a) and (b) hereof as of July 1, 1996."

                  2. Effective October 31, 1995, Section 2.51 of Article II of the Plan is hereby amended by the deletion of the second paragraph of said Section 2.51 in its entirety and the substitution in lieu thereof of a new paragraph to read as follows:

                           "Solely for the purposes of this Section 2.51, the
                  Date of Hire of an Employee who was employed by Girard Federal Savings and Loan Association, Thrift Federal Savings and Loan Association of Cleveland, First Federal Savings and Loan Association of Akron, Western Reserve Savings Bank of Cleveland, Ohio, People's Savings Association, First Federal Savings and Loan Association of Willoughby, First Federal Savings and Loan of Portsmouth, First American Savings Bank, FSB, Women's Federal Savings Bank, Equitable Savings (a division of Citizens Federal Bank, F.S.B.), ICX Corporation, GCCC,

                  Inc. or FirstFed Michigan Corporation (and its subsidiaries) ("Acquired Employers") prior to the date on which such Acquired Employers were acquired by the Employer and who became Employees on the dates on which such Acquired Employers were acquired by the Employer shall be the date on which he first commenced employment and worked at least one Hour for such Acquired Employer."

                  3. Effective June 30, 1996, Section 2.51 of Article II of the Plan is hereby amended by the deletion of the second paragraph of said
Section 2.51 in its entirety and the substitution in lieu thereof of a new paragraph to read as follows:

                           "Solely for the purposes of this Section 2.51, the
                  Date of Hire of an Employee who was employed by Girard Federal Savings and Loan Association, Thrift Federal Savings and Loan Association of Cleveland, First Federal Savings and Loan Association of Akron, Western Reserve Savings Bank of Cleveland, Ohio, People's Savings Association, First Federal Savings and Loan Association of Willoughby, First Federal Savings and Loan of Portsmouth, First American Savings Bank, FSB, Women's Federal Savings Bank, Equitable Savings (a division of Citizens Federal Bank, F.S.B.), ICX Corporation, GCCC, Inc., FirstFed Michigan Corporation (and its subsidiaries) or the Michigan division of First Nationwide Bank ("Acquired Employers") prior to the date on which such Acquired Employers were acquired by the Employer and who became Employees on the dates on which such Acquired Employers were acquired by the Employer shall be the date on which he first commenced employment and worked at least one Hour for such Acquired Employer."

                  4. Effective January 1,1996, Section 3.4 of Article III of the Plan is hereby amended by the deletion of said Section 3.4 in its entirety and the substitution in lieu thereof of a new Section 3.4 to read as follows:

                           "3.4 LIST OF PARTICIPATING EMPLOYERS. The
                  Participating Employers and their respective Adoption Dates are as follows:

                  Participating Employer                        Adoption Date
                  ----------------------                        -------------

                  Charter One Bank, F.S.B.
                  (formerly known as The First
                  Federal Savings Bank)                         June 1, 1986

                  First Northern Insurance                      June 1, 1986
                  Agency, Inc.

                  Real Estate Appraisal Services,               June 1, 1986
                  Inc.

                  Charter One Investments, Inc.                 August 9, 1994

                  ICX Corporation                               February 1, 1995

                  GCCC, Inc.                                    February 1, 1995

                  Renaissance Insurance Agency,                 January 1, 1996
                  Inc. (d.b.a. Renaissance
                  Investments, Inc.)"

                  5. Effective January 1, 1990, Section 4.6 of Article IV of the Plan is hereby amended by the deletion of said Section 4.6 in its entirety and the substitution in lieu thereof of a new Section 4.6 to read as follows:

                  "4.6 REHIRED EMPLOYEES. In the event that a Participating Employer shall reemploy a former Participant whose Service as a former Employee is not excluded pursuant to Section 2.54 hereof, such former Participant shall become a Participant in the Plan on his date of rehire. Any other former Employee must requalify under the provisions of Section 4.2 hereof before he shall become a Participant."

                  6. Effective December 1, 1995, Section 11.2 of Article XI of the Plan is hereby amended by the deletion of said Section 11.2 in its entirety and the substitution in lieu thereof of a new Section 11.2 to read as follows:

                  "11.2 NORMAL FORM OF DISTRIBUTION. Unless a Participant or Beneficiary shall elect to receive amounts distributable to him pursuant to this Section 11.2 in a single lump sum payment, any such distribution shall be made in nearly equal annual installment payments over a period of years specified by such Participant or Beneficiary (or, if he shall die prior to the completion of said installment payments, to his designated beneficiary). Any such installment payments shall be made to such Participant or Beneficiary over a period not longer than the greater of:

                  (a)      five (5) years; or

                  (b) in the case of a Participant whose Account balance under the Plan shall have a value in excess of

                           $500,000 on the date distribution commences, five (5) years plus one (1) additional year (but not in excess of five (5) additional years) for each $100,000 or fraction thereof by which the value of the Participant's Account balance shall exceed $500,000.

         Notwithstanding the foregoing, distribution of any Shares which are also Unpaid Shares shall be made in the form of a single lump sum payment.

                  Distributions to Participants and Beneficiaries pursuant to this Section 11.2 shall be made in the form of Shares, unless the Participant or Beneficiary shall elect to receive cash in lieu of Shares. The value of any fractional Shares shall be distributed in the form of cash.

                  Unless a distribution is required pursuant to Section 401(a)(9) or Section 409(o) of the Code, a distribution pursuant to this Section 11.2 shall not be available to any Participant who has committed theft, embezzlement or any other crime against a Participating Employer or an Affiliate who has not made full restitution to such Participating Employer or Affiliate or who is a debtor of a Participating Employer or an Affiliate in connection with his employment relationship who shall not have repaid such debt to such Participating Employer or Affiliate, until such time as the Participant shall make full restitution or repayment to the Participating Employer or Affiliate or shall warrant to the Participating Employer or Affiliate that any distribution from the Plan is to be used to make restitution to the Participating Employer or Affiliate or to repay the debt owed the Participating Employer or Affiliate."

                  IN WITNESS WHEREOF, the Employer has caused its duly authorized officer to execute this Amendment No. 5 this 20th day of June, 1996.

                                           CHARTER ONE BANK, F.S.B.
                                           ("Employer")

                                           By: /s/
                                              ---------------------------------

                               AMENDMENT NO. 6 TO
                               ------------------

                              THE CHARTER ONE BANK
                              --------------------

                               PROFIT SHARING PLAN
                               -------------------

                  This AMENDMENT NO. 6 is executed as of the date set forth below by Charter One Bank, F.S.B. (the "Employer");

                                   WITNESSETH:
                                   -----------

                  WHEREAS, the Employer adopted the Charter One Bank Profit Sharing Plan (the "Plan"), effective as of June 1, 1986; and

                  WHEREAS, the Plan was amended and restated in its entirety, effective as of June 1, 1987 and January 1, 1990; and

                  WHEREAS, the Employer reserved the right, pursuant to
Section 17.1 of the Plan, to make amendments thereto; and

                  WHEREAS, the Employer desires to amend the Plan in order to revise the allocation provisions thereof for the Plan Year commencing January 1, 1996 and ending December 31, 1996;

                  NOW, THEREFORE, pursuant to Section 17.1 of the Plan, Section
6.2 of Article VI of the Plan is hereby amended, effective as of December 30, 1996, by the deletion of said Section 6.2 in its entirety and the substitution in lieu thereof of a new Section 6.2 to read as follows:

                  "6.2 PARTICIPANTS ELIGIBLE TO RECEIVE AN ALLOCATION. The Participating Employers' contributions for any Plan Year ending after the Restatement Date shall be allocated among the Accounts of Active Participants as of the Allocation Date, Active Participants who are on Leaves of Absence under the Family and Medical Leave Act of 1993 as of the Allocation Date, and Active Participants who are receiving benefits under a long-term disability program of a Participating Employer as of the Allocation Date. Notwithstanding the foregoing, the Participating Employers' contributions for the Plan Year which commenced on January 1, 1995 and ended on December 31, 1995 shall be allocated among the Accounts of Special Participants. For this purpose, the term "Special Participants" shall mean those Participants who are:

                  (a)      Active Participants as of December 31, 1995; or

                  (b) Active Participants on Leaves of Absence under the Family and Medical Leave Act of 1993 as of December 31, 1995; or

                  (c) Active Participants receiving benefits under a long-term disability program of a Participating Employer as of December 31, 1995;

         provided that any such Participant did not receive an allocation of excess assets under the Charter One Bank Pension Plan in connection with the termination of said Plan.

                  Notwithstanding the foregoing, the Participating Employers' contributions for the Plan Year ending December 31, 1996 shall be allocated to the Accounts of Active Participants as of December 31, 1996, Active Participants who are on Leaves of Absence under the Family and Medical Leave Act of 1993 as of December 31, 1996, and Active Participants who are receiving benefits under a long-term disability program of a Participating Employer as of December 31, 1996. Each such Active Participant shall receive an allocation equal to three and one-half percent (3.5%) of his Compensation, reduced by the excess assets allocated to such Active Participant under the Retirement Plan For Salaried Employees of First Federal of Michigan as the result of the termination of such Plan when such allocation of excess assets is expressed as a percentage of his Compensation for the 1996 Plan Year."

                  IN WITNESS WHEREOF, the Employer has caused its duly authorized officer to execute this Amendment No. 6 this 26th day of December, 1996.

                                               CHARTER ONE BANK, F.S.B.
                                               ("Employer")

                                               By: /s/
                                                  -----------------------------

                               AMENDMENT NO. 7 TO
                               ------------------

                              THE CHARTER ONE BANK
                              --------------------

                               PROFIT SHARING PLAN
                               -------------------

                  This AMENDMENT NO. 7 is executed as of the date set forth below by Charter One Bank, F.S.B. (the "Employer");

                                   WITNESSETH:
                                   -----------

                  WHEREAS, the Employer adopted the Charter One Bank Profit Sharing Plan (the "Plan"), effective as of June 1, 1986; and

                  WHEREAS, the Plan was amended and restated in its entirety, effective as of June 1, 1987 and January 1, 1990; and

                  WHEREAS, the Employer reserved the right, pursuant to Section
17.1 of the Plan, to make amendments thereto; and

                  WHEREAS, the Employer desires to amend the Plan in order to revise the definition of compensation to correct an inadvertent drafting error therein for Plan Years commencing prior to December 31, 1995 and to revise the definition of compensation for Plan Years commencing on and after January 1, 1996;

                  NOW, THEREFORE, pursuant to Section 17.1 of the Plan, Section
2.17 of Article II of the Plan is hereby amended, effective as of January 1, 1996, by the deletion of said Section 2.17 in its entirety and the substitution in lieu thereof of a new Section 2.17 to read as follows:

                  "2.17 COMPENSATION. The word "Compensation" shall mean, for Plan Years commencing prior to December 31, 1995, the total compensation earned by a Participant for services rendered to the Participating Employers or any Affiliates during such Plan Year while he was a Covered Employee, and for

         Plan Years commencing on and after January 1, 1996, the total compensation paid to a Participant by the Participating Employers or any Affiliates during such Plan Year while he was a Covered Employee which, in each case, is required to be reported on Form W-2 (including any contributions made to a plan maintained by the Participating Employers or any Affiliates pursuant to a salary reduction agreement and which is not required to be reported on the Participant's Form W-2 pursuant to Code Section 125, 402(a)(8) or 402(h)), but excluding:

                           (a) any extra benefits such as payment by a
                  Participating Employer or any Affiliate of hospitalization, group insurance, expense reimbursement, contributions made by the Participating Employer or an Affiliate under this Plan or any other employee benefit plan (other than as provided above), or other special benefits; and

                           (b) any compensation earned by or paid to a
                  Participant (whichever shall be appropriate) for a Plan Year to the extent such compensation is in excess of the limitation set forth in Code Section 401(a)(17), plus, such adjustments for increases in the cost of living as shall be prescribed by the Secretary of the Treasury pursuant to said Code Section 401(a)(17); and

                           (c) amounts earned by or paid to an Employee
                  (whichever shall be appropriate) prior to the date on which such Employee becomes a Participant or returns to Covered Employee status.

                  Notwithstanding anything in this Section 2.17 to the contrary, for any Plan Year in which the aggregate Compensation of Participants described in Code Section 414(q) exceeds one-third (1/3) of the aggregate Compensation of all Participants in the Plan, the amounts considered Compensation with respect to

Participants described in Code Section 414(q) shall be reduced, pro rata, in an amount sufficient to reduce the aggregate Compensation of such Participants to an amount not exceeding one-third (1/3) of the total Compensation of all Participants in the Plan."

                  IN WITNESS WHEREOF, the Employer has caused its duly authorized officer to execute this Amendment No. 7 this 26th day of June, 1997.

                                           CHARTER ONE BANK, F.S.B.
                                           ("Employer")

                                           By: /s/ George M. Bourgon, Jr.
                                              --------------------------------


                                       -3-